Annual Report

Small-Cap
Stock Fund

December 31, 1998

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Small-Cap Stock Fund

o Despite significant volatility, large-cap stocks finished with a record fourth straight year of outstanding gains, while small-caps underperformed again.

o Fund returns were comparable to the Russell 2000 Index but modestly behind the growth-oriented Lipper Small Cap Fund Index.

o New purchases included technology stocks Saville Systems, a telecommunications software firm, and PSINet, one of the only reasonably valued Internet plays.

o Small-cap stocks are cheap on both an absolute basis and, especially, relative to large-cap stocks, which remain expensive by traditional measures. We believe investors will eventually return to fundamentals and value.

Fellow Shareholders

Wow! For investors, 1998 was one of the most volatile and fascinating years in recent memory. In a year defined by the rolling international financial crisis-depression in parts of Asia, default in Russia, disappointing corporate earnings, and aggressive Federal Reserve intervention-few would have expected another 20%-plus performance from the S&P 500 Stock Index.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/98                          6 Months           12 Months
--------------------------------------------------------------------------------

Small-Cap Stock Fund                               -7.66%              -3.46%

Russell 2000 Index                                 -7.12               -2.55

Lipper Small Cap Fund Index                        -6.86               -0.85

S&P 500                                             9.22               28.57

Early in the year, few would have surmised that small-caps, with more attractive valuations and stronger earnings growth, would lag large-caps in such dramatic fashion. Your fund's performance fully reflects this dichotomy, virtually unprecedented in magnitude, which is further illustrated in the Comparative Index Returns table on page 3. Our loss of 7.66% for the six months ended December 31, 1998, resulted in an overall loss of 3.46% for the year.

Last fall, when pessimism reigned supreme and stock prices (and portfolio managers) suffered greatly, almost no one foresaw the huge rally from the market's October 8 lows. The S&P's performance in a year featuring the worst corporate profit results since 1991 is startling. Remember the high-profile earnings shortfalls from blue chip favorites 3M, Coke, and Gillette? Still, most investors (outside of the Internet crowd) preferred liquidity and perceived safety and restricted their buying to the biggest of the big-caps. The market's double-digit return, as measured by the major indices, was driven by a handful of mega-cap stocks. Indeed, 53% of the S&P's return can be traced to the 15 largest stocks in the index. The Nasdaq's stellar return can also be largely attributed to large-cap technology stocks, i.e., those in the Nasdaq 100 Index such as Intel and Microsoft. In fact, the median Nasdaq stock declined 20% in 1998!

While the S&P 500 rose 28.57%, the index would have risen a mere 13% if it were unweighted instead of capitalization-weighted. The 2.55% decline of the unmanaged Russell 2000 Index reflects the fact that decliners outnumbered advancers 2,364 to 1,261 in the over-the-counter market. The index's modest decline for the year masks the vicious small-cap bear market of the spring and summer. Here again the numbers tell the story, as shown in the peak-to-trough table below. The nearly 40% decline in small-caps was their worst since the early '70s bear market. Clearly, small-caps had a full-fledged bear market in 1998 and then recovered partially in the year's closing months. As is typical, we held up better than the Russell 2000 during the decline and lagged somewhat during the recovery, leaving us marginally behind the index for the year.


Preparing For The Year 2000
--------------------------------------------------------------------------------

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).


Comparative Index Returns
--------------------------------------------------------------------------------

Periods Ended 12/31/98                          6 Months           12 Months
--------------------------------------------------------------------------------

S&P 500                                             9.22%              28.57%

Nasdaq Composite                                   15.72               39.63

Nasdaq 100                                         35.54               82.68

Russell 2000                                       -7.12               -2.55


Peak to Trough and Back Again
--------------------------------------------------------------------------------
1998                                      Peak-to-Trough      Trough-to-12/31/98
--------------------------------------------------------------------------------

Small-Cap Stock Fund                          -33.20%              29.90%

Russell 2000 Index                            -36.46               36.27

S&P 500                                       -19.19                9.05

The late-year rally was very much concentrated in the growth sector of the small-cap market. Small-cap value, typically the least volatile sector, was the hardest hit in 1998, as shown in the Small-Cap Performance Comparison table on page 4. Therefore, our portfolio's small-cap value core, usually its anchor to windward in a stormy market, pulled down our returns in 1998. Given our blend of growth and value, our returns were in between each segment's returns and marginally behind the Russell 2000 index.

YEAR-END DISTRIBUTIONS

Your fund's Board of Directors declared a year-end dividend of $0.10 per share, a short-term capital gain distribution of $0.07 per share, and a long-term capital gain distribution of $0.43 per share. These distributions were paid on December 17 to shareholders of record on December 15. You should already have received a check or statement reflecting the distributions as well as our Form 1099-DIV reporting them for 1998 tax purposes.

INVESTMENT REVIEW

Our top performers in the past six months were Aliant Communications, U.S. Foodservice, and Shorewood Packaging. Aliant Communications rose 49% on the strength of a mid-December takeover bid from ALLTEL. As Aliant was our top holding in the fourth quarter, its gains added a whopping $9.7 million to the fund's return in the second half. U.S. Foodservice, again one of our top holdings entering the fourth quarter, rose 40% as investors recognized the company's impeccable execution of its large merger with Rykoff Sexton. Indeed, U.S. Foodservice shares ignored the midyear bear market, and the overall position added almost $8 million to the portfolio's value. Shorewood Packaging soared 29% during the second half of the year on news of a favorable acquisition and an excellent earnings report. Revenue growth in all segments, great cash flow, an excellent contribution from the recently acquired Queens Group, and cheap valuation proved the right combination to ignite investor interest. Shorewood added almost $5 million to the fund in the half.

Small-Cap Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/98                          6 Months           12 Months
--------------------------------------------------------------------------------

Russell 2000                                      -7.12%              -2.55%

Russell 2000 Growth                                -4.01                1.23

Russell 2000 Value                                -10.43               -6.45

Two of our top three losers illustrate the market's reaction to poor earnings reports. Sola International and Renaissance Worldwide posted poor quarterly results and cost the portfolio between $5.5 and $6 million in value. Sola, a U.S.-based worldwide manufacturer and marketer of eyeglass lenses, suffered from soft sales in North America and in emerging markets. The stock declined from the low 30s to the upper teens, costing the fund about $6 million.

We purchased staffing solutions firm Renaissance Worldwide late last spring when the shares fell due to the firm's inability to smoothly integrate several recent acquisitions. We attempted to catch the falling spear, but unfortunately it went right through our hand. While the firm's underlying business remained strong, we underestimated the challenge of bringing three separate but related businesses together. The idea of integrating information technology staffing, consulting, and solutions implementation sounded powerful. Yet Renaissance has fallen far short of delivering on its promises. The stock cost us about $5.5 million in the quarter.

Our final big loser, A.O. Smith, declined from the mid-30s to the mid-20s on no fundamental news. The firm has proceeded to use its cash hoard and strong balance sheet to acquire attractive electric equipment businesses. A.O. Smith purchased GE's compressor business last year in a deal that likely added a few cents to its earnings per share. While a slowing economy and weaker energy prices may cause a modest 5% to 7% reduction in the company's 1999 earnings estimates, the firm is executing well and it's a mystery why this very cheap stock got cheaper. A.O. Smith is priced at about 12 times next year's earnings and remains at a material discount to other electric equipment firms on a price/cash flow basis. The 30% decline cost the fund $6.2 million during the second half.

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
(pie chart)

                      Capital Equipment
Business Services     Process Industries,                   Consumer Services
and Transportation    Basic Materials        Technology     and Cyclicals

                28                     7              7                   18

                      Energy, Utilities,     Consumer
Financial             Miscellaneous          Nondurables    Reserves

       10                             5               16          9

Based on net assets as of 12/31/98.


PORTFOLIO HIGHLIGHTS

Our largest purchase in the past six months was Saville Systems, which should benefit from the continued rapid growth of billing software and information technology services to the global telecommunications industry. This growth is being spurred by deregulation and privatization, which are pushing carriers to compete more effectively through new services and advanced pricing plans. Saville offers its customers an industry-leading product that allows multiple services to appear on one consolidated bill and offers investors robust growth opportunities, high profit margins, and an excellent balance sheet-all at a cheap valuation. In fact, during last fall's panic sell-off, we purchased some shares as low as $8, or at just seven times earnings. By year-end, the stock had rebounded to $19, still only 15 times earnings, or half Saville's 30% growth rate.

Another major purchase in the second half was Central Louisiana Electric, which we picked up as a defensive holding during the correction. CNL is well positioned competitively and sports a 5% dividend yield. We put about $7 million into the stock before the market's cascade turned up better values-like Saville.

The final new idea we'd like to highlight is PSINet, our sole recent foray into the white-hot Internet space. PSINet is a turnkey Internet and intranet access provider for businesses worldwide. This Northern Virginia company appears to be one of the great values among Internet stocks. PSINet owns its own fiber network and sells space to consumer providers like Earthlink and Mindspring, which trade at 11 times and 16 times revenues, respectively. Given its position as the world's largest independent provider of Internet access, we found the shares a great bargain at a mere two times cash balances and a paltry-by Internet standards-four times revenues.

Our largest sale during the past six months was U.S. Foodservice, which we highlighted earlier. We had owned the company since its IPO and hated to sell it. Unfortunately, U.S. Foodservice is no longer a small-cap, nor is it as good a value as it was; it sells at a 25% premium to its growth rate versus a 12% discount at the beginning of the year. Therefore, we have begun to reduce our holdings. We also eliminated Concord Communications and VERITAS Software last fall. While both were terrific companies, we found the stocks pricey at 111 and 75 times earnings, respectively. Concord supplies network performance measurement software, and VERITAS offers enterprise storage management software. VERITAS faced a difficult product transition in the near future; fortunately, we sold our shares before their large decline last fall.


OUTLOOK

Last year marked the fifth straight year of small-cap underperformance versus the S&P 500. Given small-caps' strong earnings outlook and attractive valuations entering 1998, we remain surprised that the S&P 500 beat the Russell 2000 by over 30 percentage points. Small-cap valuations reached historic lows relative to large caps last October, and the sector remains a compelling value.

The market is enthralled with large-caps and highly speculative Internet plays. Late in 1998 and so far in 1999, any company with ".com" in its name has surged to ridiculous levels, even if the company has no earnings, little or no revenue, and a highly questionable business model. We may have the makings of a modern day "tulip mania" as day-traders seem to be playing the greater fool game in cyberspace.

Large-cap stocks--particularly the blue chips--remain at historically high valuations based on price/earnings and price/book value ratios. We often hear investors dismiss traditional valuation parameters and urge a focus solely on global franchise values. That's easy to say but difficult to quantify. Large-caps are expensive on both an absolute and a relative basis. Small-caps are inexpensive by both measures. Indeed, it is these extraordinarily low valuations that might sow the seeds of better performance in 1999.

Since our last report, merger activity has been announced in eight of our holdings. This level of activity has picked up dramatically, as four holdings have received bids since December 1. We see this activity across all sectors. Small-caps are cheap: Large-cap corporate managers recognize this, and we could see a huge wave of consolidation in 1999. It is winter now, and as the old dictum goes, "straw hats" (read: small-caps) are on sale. Just as summer will inevitably return, so investors will once again focus on fundamentals and value. We remain confident that our strategy of buying good companies with strong management at reasonable prices will continue to add significant value for our shareholders.

Thank you for your continued support.

Respectfully submitted,

Greg A. McCrickard
President and Chairman of the Investment Advisory Committee

January 19, 1999


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                     Percent of
                                                     Net Assets
                                                     12/31/98
--------------------------------------------------------------------------------

Aliant Communications                                  2.6%

New England Business Service                           1.9

A.O. Smith                                             1.8

Shorewood Packaging                                    1.8

Coach USA                                              1.5
--------------------------------------------------------------------------------

Mentor                                                 1.4

PartnerRe Holdings                                     1.4

Matthews International                                 1.3

U.S. Foodservice                                       1.3

Richfood Holdings                                      1.2
--------------------------------------------------------------------------------

Parkway Properties                                     1.2

Tetra Tech                                             1.2

Analogic                                               1.1

Comfort Systems USA                                    1.0

Strayer Education                                      1.0
--------------------------------------------------------------------------------

SteriGenics International                              1.0

Downey Financial                                       1.0

CompX International                                    0.9

Holophane                                              0.9

Saville Systems                                        0.9
--------------------------------------------------------------------------------

Citizens Banking                                       0.9

Casey's General Stores                                 0.9

EastGroup Properties                                   0.8

Glacier Bancorp                                        0.8

Summit Bancorp                                         0.8
--------------------------------------------------------------------------------

Total                                                 30.6%


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/98

Ten Largest Purchases                   Ten Largest Sales
--------------------------------------------------------------------------------

Saville Systems*                        U.S. Foodservice

Cleco*                                  Concord Communications**

Coach USA                               Outback Steakhouse

United Natural Foods*                   VERITAS Software**

A.O. Smith                              Centennial Cellular**

Richfood Holdings                       Ingles Markets**

Applied Micro Circuits*                 York Group**

Financial Federal*                      Excel Switching**

Unifi*                                  Pediatrix Medical Group

Mentor                                  Wesley Jessen VisionCare**

 *  Position added
**  Position eliminated


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

As of 12/31/98

                  Lipper Small                           Small-Cap
                  Cap Fund          Russell 2000         Stock Fund

12/88             10,000            10,000               10,000

12/89             12,106            11,626               11,913

12/90             10,438             9,362                9,474

12/91             15,504            13,672               13,132

12/92             17,238            16,189               14,958

12/93             20,155            19,246               17,710

12/94             20,058            18,895               17,725

12/95             26,400            24,271               23,724

12/96             30,193            28,274                28,71

12/97             34,727            34,597               36,993

12/98             34,430            33,716               35,715


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/98          1 Year      3 Years     5 Years      10 Years
--------------------------------------------------------------------------------

Small-Cap Stock Fund            -3.46%       14.61%      15.06%        13.58%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                         12/31/98   12/31/97   12/31/96   12/31/95   12/31/94

NET ASSET VALUE

Beginning of period      $  22.20   $  18.07   $  16.32   $  13.80   $  15.39

Investment activities
  Net investment income      0.08       0.05       0.09       0.12       0.04

  Net realized and
  unrealized gain (loss)    (0.89)      5.13       3.33       4.53      (0.04)

  Total from
  investment activities     (0.81)      5.18       3.42       4.65       0.00

Distributions
  Net investment income     (0.10)     (0.04)     (0.09)     (0.12)     (0.03)
  Net realized gain         (0.50)     (1.01)     (1.58)     (2.01)     (1.56)

  Total distributions       (0.60)     (1.05)     (1.67)     (2.13)     (1.59)

NET ASSET VALUE
End of period            $  20.79   $  22.20   $  18.07   $  16.32   $  13.80
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return*               (3.46)%    28.81%     21.05%     33.85%      0.08%

Ratio of expenses to
average net assets           1.01%      1.02%      1.07%      1.11%      1.11%

Ratio of net investment
income to average
net assets                   0.46%      0.33%      0.56%      0.74%      0.24%

Portfolio turnover rate      25.9%      22.9%      31.1%      57.8%      41.9%

Net assets, end of period
(in millions)            $  1,153   $    816   $    416   $    279   $    197

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
                                                             December 31, 1998

Statement of Net Assets                              Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks and Warrants  90.5%

FINANCIAL  9.9%

Bank and Trust  5.5%

Charter One Financial                                   226,800   $    6,287

Citizens Banking                                        300,000       10,088

Downey Financial                                        440,000       11,193

First Bell Bancorp                                      100,000        1,556

First Mariner Bancorp*                                  125,000        1,656

First Security                                          168,750        3,939

Frankfort First Bancorp                                  75,000        1,148

Glacier Bancorp!                                        429,000        9,519

Marshall & Ilsley                                        30,000        1,737

Mercantile Bancorporation                                92,250        4,255

Summit Bancorp                                          214,800        9,384

WestAmerica                                              90,000        3,310

                                                                      64,072

Insurance  3.7%

Harleysville Group                                      325,000        8,338

PartnerRe Holdings                                      360,000       16,470

Poe & Brown                                             230,000        8,035

Selective Insurance                                     155,000        3,168

W. R. Berkley                                           185,000        6,244

                                                                      42,255

Financial Services  0.7%

Delta Financial*                                        300,000        1,781

Financial Federal*                                      200,000        4,950

ITLA Capital*                                            70,000        1,057

                                                                       7,788

Total Financial                                                      114,115


UTILITIES  4.0%

Electric Utilities  0.6%

Cleco                                                   200,000        6,862

                                                                       6,862

Telephone  3.4%

Aliant Communications                                   725,000       29,567

Commnet Cellular*                                       119,550        1,472

Rural Cellular (Class A)*                               331,700   $    3,441

Western Wireless*                                       200,000        4,394

                                                                      38,874

Total Utilities                                                       45,736


CONSUMER NONDURABLES  16.0%

Food Processing  1.6%

American Italian Pasta*                                 102,200        2,696

Imperial Holly                                          619,900        5,037

Makepeace*                                                  164        2,259

P F Chang's China Bistro*                                20,900          469

Seneca Foods (Class A)*                                  91,700        1,123

Seneca Foods (Class B)*                                  74,700          952

United Natural Foods*                                   255,000        6,104

                                                                      18,640

Hospital Supplies/Hospital Management  3.6%

American Oncology Resources*                            600,000        8,775

Mentor                                                  704,900       16,499

Pediatrix Medical Group*                                 60,000        3,596

Quorum Health Group*                                    360,000        4,646

Renal Care Group*                                       281,250        8,157

                                                                      41,673

Pharmaceuticals  2.4%

Alkermes*                                               250,000        5,531

Aviron*                                                  58,300        1,512

COR Therapeutics*                                       102,476        1,367

Coulter Pharmaceutical*                                  65,000        1,936

Gilead Sciences*                                         70,000        2,872

Millennium Pharmaceuticals*                             260,938        6,736

Neurocrine Biosciences*                                 100,000          669

PathoGenesis*                                            30,000        1,723

PharmaPrint*                                            400,000        5,263

                                                                      27,609

Biotechnology  0.3%

Cell Genesys*                                           250,000        1,508

Zonagen*                                                100,000        1,893

                                                                       3,401

Health Care Services  3.6%

AmeriPath*                                              675,000   $    6,086

Concentra Managed Care*                                 571,600        6,055

Inhale Therapeutic Systems*                             185,000        6,099

Monarch Dental*                                         314,300        1,277

Northfield Laboratories*                                220,000        2,764

Orthodontic Centers of America*                         250,000        4,859

ProMedCo*                                               400,000        2,413

SteriGenics International*!                             475,000       11,875

                                                                      41,428

Miscellaneous Consumer Products  4.5%

Coinmach Laundry*                                       200,300        2,591

Cone Mills*                                             574,400        3,231

CSS Industries*                                          88,200        2,674

Culp                                                    100,000          788

Dan River*                                              600,000        7,050

Equity Corp. International*                             295,000        7,836

Quicksilver*                                             80,000        2,400

Sola*                                                   510,000        8,797

Unifi                                                   325,000        6,358

US Can*                                                 300,000        5,362

WestPoint Stevens*                                      150,000        4,730

                                                                      51,817

Total Consumer Nondurables                                           184,568


CONSUMER SERVICES  7.8%

Restaurants  1.3%

Logan's Roadhouse*                                      300,000        7,022

Outback Steakhouse*                                     158,588        6,314

PJ America*                                              71,900        1,298

                                                                      14,634

General Merchandisers  2.0%

Bon-Ton Stores*!                                        740,700        5,648

Casey's General Stores                                  764,900        9,968

Columbia Sportswear*                                    287,700        4,837

Saks*                                                   100,000        3,156

                                                                      23,609

Specialty Merchandisers  1.8%

CompuCom Systems*                                       850,000   $    3,002

Goody's Family Clothing*                                145,500        1,459

Performance Food Group*                                 262,500        7,334

St. John Knits                                          210,000        5,460

Urban Outfitters*                                       192,300        3,347

                                                                      20,602

Entertainment and Leisure  0.1%

Seattle Filmworks*                                      239,400        1,122

                                                                       1,122

Media and Communications  2.6%

American Tower Systems
  (Class A)*                                             60,000        1,774

Emmis Broadcasting (Class A)*                           160,000        6,940

Jacor Communications*                                    30,000        1,940

Pegasus Communications*                                  89,400        2,238

Sinclair Broadcast Group
  (Class A)*                                            280,000        5,539

Vanguard Cellular (Class A)*                             85,000        2,191

Young Broadcasting (Class A)*                           220,000        9,192

                                                                      29,814

Total Consumer Services                                               89,781


CONSUMER CYCLICALS  9.9%

Automobiles and Related  3.0%

A.O. Smith (Class B)                                    865,000       21,246

Adrian Steel!                                            13,000        6,175

Keystone Automotive*                                    140,000        2,949

Littelfuse*                                             225,000        4,275

                                                                      34,645

Building and Real Estate  5.8%

Apartment Investment
  & Management, REIT                                    149,400        5,556

Arden Realty, REIT                                      325,000        7,536

EastGroup Properties, REIT                              530,000        9,772

First Washington Realty
  Trust, REIT                                           325,000        7,698

Glenborough Realty Trust, REIT                          125,000        2,547

JP Realty, REIT                                         200,000        3,925

Parkway Properties, REIT                                435,000       13,594

Starwood Hotels &
  Resorts, REIT                                          35,000          794

Tower Realty Trust, REIT                                405,000   $    8,151

Western Water*                                           40,000          203

Woodhead Industries!                                    600,000        7,612

                                                                      67,388

Miscellaneous Consumer Durables  1.1%

CompX*                                                  410,000       10,814

Craftmatic Contour, Warrants,
  12/31/02*                                              20,970            0

Harman International                                     50,000        1,906

                                                                      12,720

Total Consumer Cyclicals                                             114,753


TECHNOLOGY  7.3%

Electronic Components  4.4%

American Superconductor*                                 50,000          513

Analogic                                                350,000       13,169

Burr Brown*                                             275,000        6,428

Exar*                                                   100,000        1,612

Maxim Integrated Products*                              120,000        5,239

Methode Electronics (Class A)                           427,400        6,718

Optek Technology*                                       350,000        6,497

Planar Systems*                                         350,000        2,406

PMC-Sierra*                                              75,000        4,727

Trident International*!                                 370,000        3,411

                                                                      50,720

Electronic Systems  2.0%

Applied Micro Circuits*                                 235,000        7,990

Electromagnetic Sciences*                               380,600        5,352

Lifeline Systems*                                       200,000        5,050

Lo-Jack*                                                375,000        4,477

                                                                      22,869

Telecommunications  0.6%

Avant*                                                  250,000        3,984

Premisys Communications*                                150,000        1,364

West TeleServices*                                      109,500        1,116

                                                                       6,464

Aerospace and Defense  0.3%

Woodward Governor                                       160,000        3,480

                                                                       3,480

Total Technology                                                      83,533


EDUCATION  0.6%

Education  0.6%

ITT Educational Service*                                200,000   $    6,800

Total Education                                                        6,800


CAPITAL EQUIPMENT  2.6%

Electrical Equipment  0.9%

Holophane*                                              400,000       10,275

                                                                      10,275

Capital Equipment  0.6%

Omniquip International                                  450,000        6,778

                                                                       6,778

Machinery  1.1%

JLG Industries                                          490,000        7,656

Laser Alignment*                                         16,450           99

NN Ball & Roller                                        350,000        2,122

Toolex Alpha*                                           270,400        3,143

                                                                      13,020

Total Capital Equipment                                               30,073


BUSINESS SERVICES AND
TRANSPORTATION  27.9%

Computer Service and Software  5.1%

Analysts International                                  230,000        4,442

BISYS Group*                                            100,000        5,156

Concur Technologies*                                     52,800        1,596

Electronic Arts*                                         50,000        2,803

Great Plains Software*                                  140,000        6,764

HCIA*                                                   330,000        1,423

Peerless Systems*                                       400,000        3,375

Phoenix Technologies*                                   150,000        1,298

PSINet*                                                 150,000        3,150

Saville Systems ADR*                                    532,300       10,097

Summit Design*                                          300,000        2,766

SunGard Data Systems*                                    38,400        1,524

Synopsys*                                                30,000        1,626

Vantive*                                                 75,000          602

Viasoft*                                                550,000   $    3,884

Visio*                                                  245,000        8,889

                                                                      59,395

Distribution Services  4.5%

MSC*                                                    321,800        7,281

Primesource                                             189,000        1,240

Richfood Holdings                                       676,300       14,033

SED International Holdings*                             350,000        1,531

SunSource                                               215,000        4,045

U.S. Foodservice*                                       298,800       14,641

Watsco (Class A)                                        523,250        8,765

                                                                      51,536

Environmental  0.6%

CUNO*                                                   285,000        4,524

IT Group*                                               100,000        1,112

Waterlink*                                              467,000        1,693

                                                                       7,329

Transportation Services  4.7%

C.H. Robinson Worldwide                                 215,400        5,580

Coach USA*                                              495,000       17,170

Comfort Systems USA*                                    675,000       12,066

Eagle USA Air Freight*                                  355,000        8,698

Expeditors International
  of Washington                                         120,000        5,055

Frozen Food Express                                     150,000        1,181

Heartland Express*                                       80,827        1,399

Hub Group (Class A)*                                     26,900          528

International Shipholding                               141,562        2,221

                                                                      53,898

Miscellaneous Business Services  12.9%

Alternative Resources*                                  300,000        3,234

Billing Information Concepts*                           454,400        5,013

CORT Business Services*                                 258,300        6,264

Electro Rent*                                           480,000        7,710

Insituform Technologies
 (Class A)*          500,000           7,234

Iron Mountain*                                          159,950        5,738

Maximus*                                                 25,000          925

McGrath RentCorp                                        300,000        6,525

Metamor Worldwide*                                      202,500        5,025

MPW Industrial Services Group*                          119,900   $    1,394

New England Business Service                            557,000       21,793

Paging Network*                                          87,800          409

Paxar*                                                  240,000        2,145

Renaissance Worldwide*                                  587,600        3,636

Romac International*                                    403,868        8,961

Shorewood Packaging*                                  1,000,000       20,500

Strayer Education                                       340,000       11,953

Superior Services*                                       97,000        1,946

Tetra Tech*                                             499,000       13,457

The Peterson Companies (Class A)*                       177,400        6,009

The Vincam Group*                                       142,400        2,496

Unitog                                                  210,000        6,051

                                                                     148,418

Airlines  0.1%

Midwest Express Holdings*                                45,000        1,184

                                                                       1,184

Total Business Services and Transportation                           321,760


ENERGY  0.6%

Energy Services  0.5%

Carbo Ceramics                                           20,000          343

Cooper Cameron*                                          50,000        1,225

Smith International*                                    100,000        2,519

Weatherford International*                               94,050        1,822

                                                                       5,909

Exploration and Production  0.1%

Rutherford-Moran Oil*                                   194,500          565

                                                                         565

Total Energy                                                           6,474


PROCESS INDUSTRIES  1.2%

Specialty Chemicals  0.4%

A. Schulman                                             110,000        2,485

Furon*                                                   54,600          932

Hauser*                                                 360,000        1,586

                                                                       5,003

Paper and Paper Products  0.3%

Jefferson Smurfit*                                      200,000   $    3,156

                                                                       3,156

Building and Construction  0.5%

Layne Christensen*                                      360,000        2,700

Simpson Manufacturing*                                   84,500        3,164

                                                                       5,864

Total Process Industries                                              14,023


BASIC MATERIALS  2.7%

Metals  2.1%

AngloGold ADR                                            81,130        1,587


Cambior                                                 900,000        4,444

Gibraltar Steel*                                        110,000        2,502

Matthews International (Class A)                        500,000       15,500

                                                                      24,033

Mining  0.3%

Coal Creek !                                              9,295          967

Homestake Mining                                        185,000        1,700

TVX Gold*                                               650,000        1,178

                                                                       3,845

Miscellaneous Materials  0.3%

Synthetic Industries*                                   200,000        3,425

                                                                       3,425

Total Basic Materials                                                 31,303

Total Miscellaneous Common Stocks 0.0%                                   580

Total Common Stocks and Warrants (Cost  $904,796)                  1,043,499

Preferred Stocks  0.2%

Prime Retail, Cum., 10.50%,
  (Series A)                                             30,000          759

Seneca Foods*                                            83,200        1,019

Total Preferred Stocks (Cost  $1,568)                                  1,778

Convertible Preferred Stocks  0.0%

Prime Retail, 8.50%, (Series B)                          25,000          416

Total Convertible Preferred Stocks (Cost  $471)                          416

Convertible Bonds  0.3%

Offshore Logistics, Sub. Notes,
  (144a) 6.00%, 12/15/03                             $2,000,000   $    1,736

Vantive, 4.75%, 9/1/02                                3,000,000        2,072

Total Convertible Bonds (Cost  $4,094)                                 3,808

Short-Term Investments  9.1%

Money Market Funds  9.1%

Reserve Investment Fund, 5.42%#                     104,166,423      104,166

Total Short-Term Investments (Cost  $104,166)                        104,166

Total Investments in Securities
100.1% of Net Assets (Cost $1,015,097)                            $1,153,667

Other Assets Less Liabilities                                         (1,073)

NET ASSETS                                                        $1,152,594
                                                                  ----------

Net Assets Consist of:
Accumulated net investment income -
a net of distributions                                            $     (182)

Accumulated net realized gain/loss -
net of distributions                                                   7,146

Net unrealized gain (loss)                                           138,570

Paid-in-capital applicable to 55,438,449 shares
of $0.50 par value capital stock outstanding;
200,000,000 shares authorized                                      1,007,060

NET ASSETS                                                        $1,152,594
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    20.79
                                                                  ----------

   #   Seven-day yield
   !   Affiliated company
   *   Non-income producing
 ADR   American Depository Receipt
REIT   Real Estate Investment Trust
144a   Security was purchased pursuant to Rule 144a under the Securities
       Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to .15% of net assets.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/98

Investment Income

Income
  Dividend                                                         $   8,638
  Interest                                                             6,230

  Total income                                                        14,868

Expenses
  Investment management                                                7,791
  Shareholder servicing                                                1,881
  Registration                                                           243
  Custody and accounting                                                 146
  Prospectus and shareholder reports                                     131
  Legal and audit                                                         14
  Directors                                                                9
  Miscellaneous                                                           12

  Total expenses                                                      10,227

Net investment income                                                  4,641

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                26,975

Change in net unrealized gain
or loss on securities                                                (67,486)

Net realized and unrealized gain (loss)                              (40,511)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $(35,870)
                                                                    --------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  12/31/98             12/31/97

Increase (Decrease) in Net Assets
Operations
  Net investment income                       $      4,641         $      1,901
  Net realized gain (loss)                          26,975               32,376
  Change in net unrealized gain or loss            (67,486)             111,242

  Increase (decrease) in net
  assets from operations                           (35,870)             145,519

Distributions to shareholders
  Net investment income                             (5,359)              (1,388)
  Net realized gain                                (26,791)             (35,062)

  Decrease in net assets
  from distributions                               (32,150)             (36,450)

Capital share transactions*
  Shares sold                                      789,814              491,109
  Distributions reinvested                          28,541               34,624
  Shares redeemed                                 (414,115)            (234,032)

  Increase (decrease) in net
  assets from capital
  share transactions                               404,240              291,701

Net Assets

Increase (decrease) during period                  336,220              400,770
Beginning of period                                816,374              415,604

End of period                                 $  1,152,594         $    816,374
                                              ---------------------------------

*Share information
  Shares sold                                       36,695               23,580
  Distributions reinvested                           1,472                1,598
  Shares redeemed                                  (19,500)             (11,410)

  Increase (decrease) in
  shares outstanding                                18,667               13,768

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
                                                             December 31, 1998

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Small-Cap Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 1, 1956. Prior to May 1, 1997, the name of the fund was T. Rowe Price OTC Fund, Inc.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $589,277,000 and $234,485,000, respectively, for the year ended December 31, 1998.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,015,097,000. Net unrealized gain aggregated $138,570,000 at period end, of which $255,257,000 related to appreciated investments and $116,687,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $714,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,571,000 for the year ended December 31, 1998, of which $160,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $6,020,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Small-Cap Stock Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small-Cap Stock Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 1999


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund's distributions to shareholders included:

     o    $3,751,000 from short-term capital gains,

     o $23,040,000 from long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $4,426,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.
--------------------------------------------------------------------------------


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from
     8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal  Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Small-Cap Stock Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.         F65-050  12/31/98